Private Labeling

As of January 1, 2004, our Private Labeling requirements have been simplified as follows:

    *  A onetime setup fee of $250 for private label & shipping carton preparation.

    *  Free usage of our existing formulas database, or the special blending & packaging, using your own proprietary formulas.

    *  Pricing, selecting one of our our three price tiers, based on purchasing volume.

    *  A 10-day quick turnaround to have sample product in your hands!

If you have further questions, please do not hesitate to contact me.

Sincerely,

/s/ John Calicchio

President

john@alfakleen.com